                                                                     EX-99. CERT

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Robin I. Marsden, President of Sage Life Investment Trust, certify that:

1.   I have reviewed this report on Form N-CSR of Sage Life Investment Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: February 27, 2003


/s/ Robin I. Marsden
--------------------
Robin I. Marsden,
President of Sage Life Investment Trust


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


SAGE LIFE INVESTMENT TRUST


By: /s/ Robin I. Marsden
------------------------
Robin I. Marsden,
President of Sage Life Investment Trust
Date: February 27, 2003

                                                                     EX-99. CERT

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Gregory S. Gannon, Chief Financial Officer of Sage Life Investment Trust, certify that:

1.   I have reviewed this report on Form N-CSR of Sage Life Investment Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: February 27, 2003


/s/ Gregory S. Gannon
---------------------
Gregory S. Gannon,
Chief Financial Officer of Sage Life Investment Trust.



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SAGE LIFE INVESTMENT TRUST


By: /s/ Gregory S. Gannon
-------------------------
Gregory S. Gannon,
Chief Financial Officer of Sage Life Investment Trust.
Date: February 27, 2003